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                                                                   EXHIBIT 10.45

                                THIRD AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                         MASTER SALE OF CHATTEL PAPER
                            AND SECURITY AGREEMENT


     THIRD AMENDMENT (this "Third Amendment") dated as of January ___, 1998, to the AMENDED AND RESTATED MASTER SALE OF CHATTEL PAPER AND SECURITY AGREEMENT (the "Original Agreement") dated as of March 21, 1996, as amended prior to the date hereof, among EUROPEAN AMERICAN BANK ("Buyer"), BANKVEST CAPITAL CORP. ("BankVest"), and LEASEVEST CAPITAL CORP. ("LeaseVest"), jointly and severally ("BankVest" and "LeaseVest" each a "Seller" and, collectively, the "Sellers"), each a Massachusetts corporation with its principal place of business at 200 Nickerson Road, Marlboro, Massachusetts, 01752.

                                   RECITALS

     The Buyer and the Seller desire to amend the Original Agreement on the terms set forth herein.

     Accordingly, the Seller and the Buyer hereby agree as follows:

     1.   Amendments.  The Original Agreement is hereby amended as follows:
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          (a)  The date "November 30, 1997" in Section 2(a) is hereby deleted, and the date "November 30, 1998" is substituted in place thereof.

          (b) For purposes of Section 13(c), Seller's principal place of business is, effective as of January 19, 1998, located at 200 Nickerson Road, Marlboro, Massachusetts, 01752.

     2.   Miscellaneous.   (a) Except as expressly modified hereby, the Original
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Agreement shall remain in full force and effect and the terms thereof are ratified and confirmed.

          (B) THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (c) This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF the parties have executed this Third Amendment as of the date first above written.


                                             EUROPEAN AMERICAN BANK



                                             By:________________________
                                             Title:


                                             BANKVEST CAPITAL CORP.



                                             By:________________________
                                             Title:


                                             LEASEVEST CAPITAL CORP.



                                             By:________________________
                                             Title:

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